UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 27, 2023

PCB BANCORP
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-38621 (Commission File Number)	20-8856755 (I.R.S. Employer Identification No.)

3701 Wilshire Boulevard, Suite 900 Los Angeles, California (Address of principal offices)		90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 210-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.
On July 27, 2023, PCB Bancorp, a California corporation (the “Company”), issued a press release concerning its unaudited results for the second quarter of 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information in this report set forth under this Item 2.02 and in Exhibit 99.1 shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly stated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 27, 2023, the Board of Directors adopted a form of Stock Option Agreement and a form of Restricted Stock Award Agreement to be used for future grants to executive officers and directors under the Company’s 2023 Equity Based Compensation Plan (the “2023 Plan”) from time to time..
The form of Stock Option Agreement provides that options vest and become exercisable in five equal annual installments commencing on the first anniversary of the grant date and expire ten years after the date of the grant.
The form of Restricted Stock Award Agreement provides that restricted shares will vest based on a schedule or performance criteria set forth in the award agreement. The Form of Restricted Stock Award Agreement provides that all for full vesting of restricted shares upon the grantee’s death, permanent disability or retirement in accordance with the Company’s polices.
The forms of agreements provide for full vesting upon a change in control (as defined in the 2023 Plan), in which the Company is not the surviving company, outstanding options become exercisable and all restricted stock award restrictions lapse, unless the Compensation Committee of the Board of Directors determines otherwise, in which event the Compensation Committee will make provision for continuation and, if required, assumption of the 2023 Equity Plan and outstanding awards or for the substitution of new awards therefor.
The foregoing descriptions of the forms of Stock Option Agreement and Restricted Stock Award Agreement are qualified by the forms of such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report and incorporated herein.
Item 7.01 Regulation FD Disclosure.
Attached as Exhibit 99.2, and incorporated herein by reference, is a copy of an investor presentation that may be utilized by management at future discussions with investors. The information in this report set forth under this Item 7.01 and in Exhibit 99.2 shall not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except expressly stated by specific reference in such filing.
Item 8.01 Other Events.
On July 27, 2023, the Company issued a press release announcing that on July 27, 2023, its Board of Directors declared a quarterly cash dividend of $0.18 per common share. The dividend will be paid on or about August 18, 2023, to shareholders of record as of the close of business on August 11, 2023. A copy of the press release is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1    Form of Stock Option Agreement under 2023 Equity Based Compensation Plan
10.2    Form of Restricted Stock Award Agreement under 2023 Equity Based Compensation Plan
99.1    Press release of PCB Bancorp, issued July 27, 2023, concerning the results of operations and financial condition for the second quarter of 2023
99.2    Investor presentation of PCB Bancorp concerning the unaudited results for the second quarter of 2023
99.3    Press release of PCB Bancorp, issued July 27, 2023, announcing the declaration of a quarterly cash dividend
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Option Agreement under 2023 Equity Based Compensation Plan
10.2	Form of Restricted Stock Award Agreement under 2023 Equity Based Compensation Plan
99.1	Press release of PCB Bancorp, issued July 27, 2023, concerning the results of operations and financial condition for the second quarter of 2023
99.2	Investor presentation of PCB Bancorp concerning the unaudited results for the second quarter of 2023
99.3	Press release of PCB Bancorp, issued July 27, 2023, announcing the declaration of a quarterly cash dividend

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCB Bancorp

Date:	July 27, 2023	/s/ Timothy Chang
Timothy Chang
Executive Vice President and Chief Financial Officer

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